UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):  March 7, 2001

                                 NUI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

              1-16385                                         22-3708029
      (Commission File Number)                             (I.R.S. Employer
                                                        Identification Number)

                                 (908) 781-0500
              (Registrant's Telephone Number, Including Area Code)

 550 Route 202-206, P.O. Box 760, Bedminster, New Jersey        07921-0760
        (Address of Principal Executive Offices)                (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On March 2, 2001, NUI Corporation (formerly NUI Holding Company) and NUI Utilities, Inc. (formerly NUI Corporation) filed Forms 8-K in relation to a corporate reorganization in which NUI Corporation became the parent company of NUI Utilities, Inc. NUI Corporation subsequently issued a press release on March 5, 2001 discussing the reorganization. The press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         99.1      Press Release of NUI Corporation, dated March 5, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NUI CORPORATION



                                   By:  /s/ John Kean, Jr.
                                        ------------------
                                   Name:    John Kean, Jr.
                                   Title: President and Chief Executive Officer

Dated:  March 7, 2001

                                INDEX TO EXHIBITS

Number   Description

99.1     Press Release of NUI Corporation dated March 5, 2001.